                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 28, 2004


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)



Ohio                                1-15885                  34-1919973
(State or Other Juris-              (Commission              (IRS Employer
diction of Incorporation)           File Number)             Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio             44110
(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 12. Results of Operations and Financial Condiitions

         On January 28, 2004, Brush Engineered Materials Inc. issued a press release announcing its fourth quarter 2003 results. The press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BRUSH ENGINEERED MATERIALS INC.



Date: January 28, 2004               By: /s/ Michael C. Hasychak
                                         ------------------------------------
                                         Vice President, Secretary and Treasurer